UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                                 FORM 8-K

                              CURRENT REPORT
                   Pursuant to Section 13 OR 15(d) of
                   The Securities Exchange Act of 1934

                             For May 26, 2006


                            visonGATEWAY, Inc.
          (Exact name of registrant as specified in its charter)

            Nevada                  0-30499              90-0015691
(State or other jurisdiction      (Commission         (IRS Employer
     of incorporation)            File Number)       Identification No.)

     12707 High Bluff Drive, Suite 200, San Diego, California    92130
     (Address of principal executive offices)     (Zip Code)

     Registrant's telephone number, including area code: (858) 794-1416



      (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into Material Definitive Agreements.

     On May 22, 2006, visionGATEWAY, Inc. entered into a Heads of Terms with Centile Limited of the UK relating to the acquisition of the business of Centile Limited by visionGATEWAY, Inc. In order to enhance its strategic growth opportunities in the VoIP market, visionGATEWAY is finalizing contractual agreements to complete the acquisition of Centile within the next 60 days, whereby Centile will become a wholly owned subsidiary of visionGATEWAY, Inc.

The sole investment of Centile Limited, a UK registered company, is the holding company for and the ownership of Centile SA, of France, a software development (R&D) and distribution company specializing in VoIP technology.

Centile is a leader in application software server solutions and an Internet Telephony (VoIP) software vendor. Their key product, the Centile IntraSwitch, enables Telecommunication Operators (GSM, Wireless), Media Companies and Service Providers to be at the forefront of VoIP and multimedia communications, whilst endowing enterprises and residential end users with top quality IP solutions.

A Press Release will be made next week.


Forward-Looking Statements

Statements made in this Form 8-K, which are not purely historical and statements preceded by, followed by or that include the words "may," "could," "should," "expects," "projects," "anticipates," "believes," "estimates," "plans," "intends," "targets," or similar expressions, are forward-looking statements with respect to the goals, plan objectives, intentions, expectations, financial condition, results of operations, future performance and business of the Company.

Forward-looking statements involve inherent risks and uncertainties, and may be dependent upon important factors (many of which are beyond the Company's control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: general economic or industry conditions, either nationally, internationally or in the communities in which the Company conducts its business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, the Company's ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, governmental, regulatory and technical factors affecting the Company's operations, products, services and prices.

Accordingly, results actually received may differ materially from results expected in these statements. Forward-looking statements speak only as of the date they were made. The Company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date such statements were made.


Item 9.01 Financial Statements and Exhibits.

     (a)  Financial Statements of businesses to be acquired.

          Financial Statements will be forthcoming when a formal agreement is executed.

     (b)  Pro Forma financial information.

          None.

     (c)  Exhibits

          None.
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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             visionGATEWAY, Inc.

                                             /s/Michael Emerson
                                             ________________________
                                             Michael Emerson
                                             Chief Executive Officer
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